Exhibit 10.7.6


        Summary Description of May 9, 2005 Compensation Committee Action
                  Confirming 2005 Executive Base Salary Levels


On May 9, 2005, the Compensation Committee of CBL & Associates Properties, Inc. (the "Company") confirmed the following 2005 Base Salary levels for each of the Company's executive officers, including the following individuals who qualify as "named executive officers" (pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K):

       Name:                                      Title:                                 2005 Base Salary:
----------------------             ------------------------------------------           -------------------
Charles B. Lebovitz                Chairman of the Board and                                  $542,526
                                   Chief Executive Officer

John N. Foy                        Vice Chairman of the Board, Chief                          $466,320
                                   Financial Officer and Treasurer

Stephen D. Lebovitz                Director, President and Secretary                          $450,000

Eric P. Snyder                     Senior Vice President and                                  $426,000
                                   Director of Corporate Leasing

Augustus N. Stephas                Senior Vice President - Accounting                         $436,600
                                   and Controller

Each of Charles B. Lebovitz, John N. Foy and Stephen D. Lebovitz are parties to deferred compensation agreements issued under the Stock Incentive Plan, pursuant to which the amounts representing annual increases over their base salaries since 1995 are paid in quarterly installments in the form of the Company's Common Stock rather than cash.